CONFIDENTIAL





PROJECT HUSKY







VALUATION ANALYSIS


March 20, 2000



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

                                                                                                                       PROJECT HUSKY

VALUATION SUMMARY

FIRST CALL ESTIMATES FOR COMPARABLE COMPANIES AND 2000-2001 BUDGET FOR T CO.

Valuation Methodology      $26.00   $28.00   $30.00   $32.00   $34.00   $36.00   $37.50   $39.00   $40.00   $42.00   $44.00   $46.00
------------------------------------------------------------------------------------------------------------------------------------

PUBLIC MARKET COMPARABLES:                    7.9x                      9.4x                   10.9x
                                              ------------------------------------------------------------
Price/2000E Earnings (1)                                            $29.94 - $41.33
                                              ------------------------------------------------------------
                                        7.1x                          8.6x                          10.1x
                                        ---------------------------------------------------------------
                                                                $28.54 - $40.63
                                                    ---------------------------
Price/2001E Earnings (1)    0.93x    1.13x     1.33x
                             -----------------------
Price/Book Value (1)            $21.49 - $30.73
                           -------------------------

SELECTED ADJUSTED M&A TRANSACTIONS:                                        9.7x                  10.7x                11.7x
                                                                           ------------------------------------------------
Price/Estimated Earnings (3)                                                                $36.80 - $44.40
                           0.90x   1.10x    1.30x                          ------------------------------------------------
                         --------------------------
Price/Book Value (3)          $20.77 - $30.01
                         --------------------------

MINORITY ACQUISITION TRANSACTIONS:                          11.3%  16.3%  21.3%
                                                             -----------------
One Week Prior to Announcement (4)                            $33.51 - $36.52
                                                             -----------------
                                                                        11.2%  16.2%  21.2%
                                                                      ---------------------
One Month Prior to Announcement (4)                                      $35.03 - $38.18
                                                                      ---------------------
DIVIDEND DISCOUNT MODEL:                                                   9.0x                     10.0x                11.0x
                                                                           ----------------------------------------------------
Price/Estimated Earnings (5)                                                                  $36.13 - $45.49
                                                                           ----------------------------------------------------
                                                                        1.30x                 1.40x          1.50x
                                                                        ------------------------------------------
Price/Book Value (5)                                                                 $35.84 - $42.76
                                                                        ------------------------------------------

                        Reference
Implied Multiples         Point    $28.00  $30.00  $32.00  $34.00  $36.00  $37.50  $39.00  $40.00  $42.00  $44.00  $46.00
-------------------------------------------------------------------------------------------------------------------------
Premium to Market        $ 33.75   (17.0)% (11.1)%  (5.2)%   0.7%    6.7%   11.1%   15.6%   18.5%   24.4%   30.4%   36.3%
Price/2000E Earnings        3.80     7.4x    7.9x    8.4x    9.0x    9.5x    9.9x   10.3x   10.5x   11.1x   11.6x   12.1x
Price/2001E Earnings        4.03     6.9     7.4     7.9     8.4     8.9     9.3     9.7     9.9    10.4    10.9    11.4
Price/Book Value           23.09     1.21    1.30    1.39    1.47    1.56    1.62    1.69    1.73    1.82    1.91    1.99
-------------------------------------------------------------------------------------------------------------------------

(1) Based on peer group median comparable multiple.
(2) Implied valuation of $31.20 per share based on a price to book multiple of 1.35x from the regression analysis.
(3) Based on selected adjusted precedent M&A transactions since 1995.
(4) Based on  the median premiums paid for all financial institutions with 80% or greater majority ownerships since 1992.
(5) Based on discount rate range of 10-11%.  Terminal multiple range of 9.0x - 11.0x for estimated earnings and 1.30x - 1.50x for book value.

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

                                                                                                                 PROJECT HUSKY

PUBLIC MARKET TRADING COMPARABLES

($ in millions, except per share data)

                                                                           March 17, 2000
                                        --------------------------------------------------------------------------------------
                                                                                                      PRICE AS A MULTIPLE TO:
                                                               CURRENT 52 WEEK                       -------------------------
                                        SHARE  PRICE AS % OF   ---------------    MARKET   DIVIDEND    BOOK     2000E    2001E
COMPANY NAME                            PRICE   52 WK. HIGH      HIGH    LOW       VALUE    YIELD    VALUE (a) EPS (b)  EPS (b)
-------------------------------------------------------------------------------------------------------------------------------
The Allstate Corporation                $20.88     51.2%       $40.75   $17.19  $16,846.1    3.3%      1.15x     7.5x     6.7x
The Chubb Corporation                    53.25     69.7         76.38    43.25    9,368.6    2.5       1.48     12.8     11.5
Hartford Financial Services Group Inc.   35.81     53.9         66.44    29.38    7,936.8    2.7       1.35      8.7      7.8
The St. Paul Companies, Inc.             26.63     71.8         37.06    21.31    6,549.8    4.1       1.11      9.7      8.7
CNA Financial Corporation                28.50     62.9         45.31    24.56    5,255.3    ---       0.65      15.6    11.4
SAFECO Corporation                       20.75     44.4         46.75    18.00    2,697.7    7.1       0.69      12.2     9.9
American Financial Group, Inc.           22.44     60.0         37.38    18.38    1,363.4    4.5       1.00      8.5      7.7
Mercury General                          23.19     58.0         40.00    20.94    1,267.3    4.1       1.39      9.1      8.4
MEDIAN                                   ---                      ---      ---        ---    3.7%      1.13x     9.4x     8.6x
-------------------------------------------------------------------------------------------------------------------------------
T Co.                                    33.75     80.6         41.88    27.69   13,136.9    1.7       1.46      8.9      8.4
Cincinnati Financial Corporation         31.00     72.9         42.50    26.19    5,240.8    2.5       2.68     18.8     17.2
American International Group, Inc.       97.38     85.0        114.50    78.56  152,586.6    0.2       4.47     26.9     25.2




                                                  IMPLIED
                                         2001E     00-'01    2000E P/E /
COMPANY NAME                            ROE (a)  EPS GROWTH  GROWTH RATE
------------------------------------------------------------------------
The Allstate Corporation                  15.2%     10.0%       0.75x
The Chubb Corporation                     11.9      12.0        1.07
Hartford Financial Services Group Inc.    15.4      11.0        0.79
The St. Paul Companies, Inc.              11.8      10.0        0.97
CNA Financial Corporation                  5.5       8.0        1.95
SAFECO Corporation                         6.8      10.0        1.22
American Financial Group, Inc.            12.0      14.5        0.58
Mercury General                           14.9      12.5        0.73
MEDIAN                                    12.0%     10.5%       0.88X
---------------------------------------------------------------------
T Co.                                     15.3      11.5        0.77
Cincinnati Financial Corporation          14.4       8.0        2.35
American International Group, Inc.        15.2      14.5        1.86

----------------------------
N.B.  Financial data at or for the twelve months ended September 30, 1999.
(a)  Book value and return on equity shown net of unrealized gains.
(b)  Earnings estimated based on median First Call estimates for 2000 and 2001 as of March 17, 2000 for all companies except T Co. which are based on 2000-2001 budget estimates.

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                                                                   PROJECT HUSKY

REGRESSION ANALYSIS











                                [CHART OMITTED]














NOTE: The regression analysis excludes CINF and AIG.

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

                                                                                                                 PROJECT HUSKY

SELECTED ADJUSTED M&A TRANSACTION PRECEDENTS

                                                               Purchase Price as a                       Transaction Value as a
                                                                 Multiple of GAAP                         Multiple of Statutory
                                             ---------------------------------------------------------   ----------------------
Announced/          Target/                    LTM     Estimated   Adj. Est.     Latest      Adjusted       Latest   Adjusted
Effective           Acquiror                 Earnings  Earnings    Earnings    Book Value   Book Value      Surplus   Surplus
---------           --------                 --------  --------    --------    ----------   ----------      -------   -------
7/12/99   ORION CAPITAL CORPORATION               NM     18.5X       10.7X        2.11X        1.22X         2.86X     1.65X
11/17/99  ROYAL & SUN ALLIANCE PLC
7/12/99   PERSONAL LINES OF ST. PAUL COS.         NA        NA          NA           NA           NA            NA        NA
10/1/99   METROPOLITAN LIFE INSURANCE CO.
6/22/99   PERSONAL LINES OF CNA FINANCIAL         NA        NA          NA           NA           NA            NA        NA
10/1/99   ALLSTATE CORPORATION
2/5/99    EXECUTIVE RISK, INC                  19.7X     19.9X       12.9X        2.60X        1.69X         2.80X     1.82X
7/20/99   THE CHUBB CORPORATION
2/1/99    GUARDIAN ROYAL EXCHANGE - USA           NA        NA          NA           NA           NA            NA        NA
5/10/99   LIBERTY MUTUAL INSURANCE CO.
12/22/98  CIGNA CORP. (P&C)                    17.4X     14.9X        8.8X        1.47X        0.87X         3.42X     2.03X
7/2/99    ACE LTD.
5/29/98   ING - US P&C DIVISION/               23.0X     21.3X       10.6X        2.15X        1.07X         2.66X     1.32X
9/1/98    GRE PLC
5/18/98   ALLIED GROUP INC./                   26.8X     21.9X       11.0X        3.60X        1.80X            NA        NA
11/13/98  NATIONWIDE MUTUAL INSURANCE CO
1/19/98   USF&G CORP                           14.0X     11.8X        6.4X        1.42X        0.77X         2.12X     1.14X
4/24/98   ST. PAUL COS. INC.
6/9/97    AMERICAN STATES FINANCIAL CORP./     15.8X     16.3X       10.6X        2.11X        1.37X         3.21X     2.08X
10/1/97   SAFECO CORP.
1/13/97   ZURICH RE. CENTRE HOLDINGS/          35.4X     25.8X       19.2X        1.52X        1.13X         1.79X     1.33X
9/2/97    ZURICH INSURANCE CO.
12/17/96  ALLMERICA PROPERTY & CASUALTY/       13.4X     14.8X       11.5X        1.22X        0.95X         1.53X     1.19X
7/16/97   ALLMERICA FINANCIAL CORP.
11/29/95  AETNA LIFE AND CASUALTY/                NM      N/AP        N/AP        1.17X        0.99X         1.73X     1.46X
4/2/96    TRAVELERS
                                    --------------------------------------------------------------------------------------------
                                    Median     18.6x     18.5x       10.7x        1.81x        1.10x         2.66x     1.46x
          N/AP: Not Applicable      Average    20.7x     18.4x       11.3x        1.94x        1.19x         2.46x     1.56x
          NA: Not Available         High       35.4x     25.8x       19.2x        3.60x        1.80x         3.42x     2.08x
          NM: Not Meaningful        Low        13.4x     11.8x        6.4x        1.17x        0.77x         1.53x     1.14x
                                    --------------------------------------------------------------------------------------------


                                                REL. VALUE OF  REL. VALUE OF
                                                   S&P P&C     SSB SELECTED
ANNOUNCED/          TARGET/                       INSURANCE     P&C INDEX
EFFECTIVE           ACQUIROR                     INDEX TODAY      TODAY
---------           --------                     -----------      -----
7/12/99   ORION CAPITAL CORPORATION                  54.3%        57.8%
11/17/99  ROYAL & SUN ALLIANCE PLC
7/12/99   PERSONAL LINES OF ST. PAUL COS.            54.3%        57.8%
10/1/99   METROPOLITAN LIFE INSURANCE CO.
6/22/99   PERSONAL LINES OF CNA FINANCIAL            52.5%        56.0%
10/1/99   ALLSTATE CORPORATION
2/5/99    EXECUTIVE RISK, INC                        59.6%        65.0%
7/20/99   THE CHUBB CORPORATION
2/1/99    GUARDIAN ROYAL EXCHANGE - USA              58.3%        63.6%
5/10/99   LIBERTY MUTUAL INSURANCE CO.
12/22/98  CIGNA CORP. (P&C)                          54.4%        59.2%
7/2/99    ACE LTD.
5/29/98   ING - US P&C DIVISION/                     46.8%        49.8%
9/1/98    GRE PLC
5/18/98   ALLIED GROUP INC./                         46.1%        50.1%
11/13/98  NATIONWIDE MUTUAL INSURANCE CO
1/19/98   USF&G CORP                                 49.8%        54.0%
4/24/98   ST. PAUL COS. INC.
6/9/97    AMERICAN STATES FINANCIAL CORP./           60.1%        64.9%
10/1/97   SAFECO CORP.
1/13/97   ZURICH RE. CENTRE HOLDINGS/                69.1%        74.3%
9/2/97    ZURICH INSURANCE CO.
12/17/96  ALLMERICA PROPERTY & CASUALTY/             69.7%        77.4%
7/16/97   ALLMERICA FINANCIAL CORP.
11/29/95  AETNA LIFE AND CASUALTY/                   83.6%        84.4%
4/2/96    TRAVELERS
                                    -----------------------------------
                                    Median           54.4%        59.2%
          N/AP: Not Applicable      Average          58.4%        62.6%
          NA: Not Available         High             83.6%        84.4%
          NM: Not Meaningful        Low              46.1%        49.8%
                                    -----------------------------------

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                                                                   PROJECT HUSKY

INSURANCE VALUATIONS: RIGHT WHERE WE WERE FOUR YEARS AGO...

FOUR YEAR PRICE PERFORMANCE OF U.S. INSURANCE STOCKS











                                [CHART OMITTED]














Weekly data: 1/1/96 through 3/17/00

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

                                                                                               PROJECT HUSKY

DISCOUNTED CASH FLOW ANALYSIS

TERMINAL VALUE BASED ON A MULTIPLE OF BOOK VALUE

                                                  FOR THE YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------  ASSUMED CAGR
PROJECTIONS                              2000       2001       2002       2003       2004     2000-2004
-----------                              ----       ----       ----       ----       ----     ---------
Operating Earnings (1)                   $3.80      $4.03      $4.49      $5.01      $5.59      10.1%
Dividends(2)                              0.58       0.67       0.78       0.91       1.05      16.0
Projected Book Value Per Share          $27.04     $30.39     $34.11     $38.21     $42.75      12.1

                                                         TERMINAL VALUE AS A MULTIPLE OF 2004 BOOK VALUE
                                                         -----------------------------------------------
                                                            1.20x    1.30x    1.40x    1.50x    1.60x
                                                         -----------------------------------------------
                                DISCOUNT RATE       8.0%   $38.03   $40.94   $43.85   $46.76   $49.67
                                                    9.0     36.37    39.14    41.92    44.70    47.48
                                                   10.0     34.79    37.45    40.10    42.76    45.41
                                                   11.0     33.30    35.84    38.38    40.91    43.45
                                                   12.0     31.89    34.32    36.74    39.17    41.59
                                                   13.0     30.55    32.87    35.19    37.51    39.83

-----------------------
(1)  Based on T Co. 2000-2001 Budget estimates for 2000-2001 grown at long-term I/B/E/S growth rate of
     11.5% for 2002-2004 as of March 17, 2000.

(2)  2000 Expected based on Merrill Lynch Research grown at 16.0%.

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

                                                                   PROJECT HUSKY

DISCOUNTED CASH FLOW ANALYSIS

TERMINAL VALUE BASED ON A MULTIPLE OF FORWARD EARNINGS (2005)

                             FOR THE YEAR ENDED DECEMBER 31,
                         --------------------------------------   ASSUMED CAGR
PROJECTIONS               2000    2001    2002    2003    2004     2000-2004
-----------               ----    ----    ----    ----    ----     ---------
Operating Earnings(1)    $3.80   $4.03   $4.49   $5.01   $5.59       10.1%
Dividends(2)              0.58    0.67    0.78    0.91    1.05       16.0
Payout Ratio              15.3%   16.7%   17.4%   18.1%   18.8%       5.3

                     TERMINAL VALUE AS A MULTIPLE OF 2005 OPERATING EARNINGS
                     -------------------------------------------------------
                           8.0x      9.0x     10.0x     11.0x     12.0x
                     -------------------------------------------------------
Discount Rate  8.0%      $37.03    $41.27    $45.51    $49.75    $53.99
               9.0        35.42     39.46     43.51     47.56     51.61
              10.0        33.88     37.75     41.62     45.49     49.36
              11.0        32.43     36.13     39.83     43.53     47.22
              12.0        31.06     34.59     38.13     41.66     45.20
              13.0        29.76     33.14     36.52     39.90     43.28

(1)  Based on T Co. 2000-2001 Budget estimates for 2000-2001 grown at long-term
     I/B/E/S growth rate of 11.5% for 2002-2004 as of March 17, 2000.

(2)  2000 Expected based on Merrill Lynch Research grown at 16.0%

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
                                                                                                                     PROJECT HUSKY

VALUATION MATRIX

($ in millions, except per share data)

----------------------------------------------------------------------------------------------------------------------------------
                                                                        SELECTED VALUE RANGE
----------------------------------------------------------------------------------------------------------------------------------
                                                 $34.00      $36.00      $38.00       $40.00      $42.00      $44.00      $46.00
                                               -----------------------------------------------------------------------------------

Market Capitalization                          $13,094.9   $13,865.2   $14,635.5    $15,405.8   $16,176.1   $16,946.4   $17,716.6
Aggregate Transaction Value                      1,942.2     2,056.5     2,170.7      2,285.0     2,399.2     2,513.5     2,627.7

IMPLIED PREMIUM (DISCOUNT) TO:
----------------------------------------------------------------------------------------------------------------------------------
  Close (3/17/00)                    $33.75          0.7%        6.7%       12.6%        18.5%       24.4%       30.4%       36.3%
----------------------------------------------------------------------------------------------------------------------------------
  5 Day Average                       32.01          6.2        12.5        18.7         25.0        31.2        37.4        43.7
  20 Day Average                      31.63          7.5        13.8        20.1         26.5        32.8        39.1        45.4
  60 Day Average                      33.61          1.2         7.1        13.1         19.0        25.0        30.9        36.9
One Year Average                      35.29         (3.7)        2.0         7.7         13.3        19.0        24.7        30.3

IMPLIED PRICE TO:
  2000E Earnings Per Share (1)         3.80          9.0x        9.5x       10.0x        10.5x       11.1x       11.6x       12.1x
  2001E Earnings Per Share (1)         4.03          8.4         8.9         9.4          9.9        10.4        10.9        11.4
  12/31/99 Book Value Per Share       23.09         1.47x       1.56x        1.65x       1.73x       1.82x       1.91x       1.99x
  12/31/99 Tangible Book Value
  Per Share                           19.61         1.73        1.84         1.94        2.04        2.14        2.24        2.35

12/31/99 Statutory Surplus          7,656.0         1.71        1.81         1.91        2.01        2.11        2.21        2.31

PREMIUM/(DISCOUNT) TO:
Peer Group Trading Multiple (2)
  Price to Book Value                  1.13x        30.2%       37.9%       45.5%        53.2%       60.8%       68.5%       76.2%
  Price to 2000E Earnings               9.4         (4.6)        1.0         6.6         12.2        17.8        23.5        29.1
  Price to 2001E Earnings               8.6         (1.7)        4.1         9.9         15.7        21.4        27.2        33.0
Median Adjusted Selected M&A
 Precedent Transactions (3)
  Price to Book Value                  1.10x        33.9%       41.8%       49.7%        57.6%       65.4%       73.3%       81.2%
  Price to Forward Earnings            10.7        (16.3)      (11.3)       (6.4)        (1.5)        3.4         8.4        13.3
  Price to Statutory Surplus           1.46        17.14       24.03       30.92        37.81       44.70       51.60       58.49

---------------------
(1) Based on T Co. 2000-2001 Budget estimates.
(2) Peer group includes: ALL, CB, HIG, SPC, CNA, SAFC, AFG and MCY.
(3) Selected adjusted property casualty M&A transactions since 1995.

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
                                                                                                         PROJECT HUSKY

VALUATION MATRIX WITH LIMITED RANGE

----------------------------------------------------------------------------------------------------------------------
                                                                          SELECTED VALUE RANGE
----------------------------------------------------------------------------------------------------------------------
                                                 $36.00      $36.50      $37.00      $37.50      $38.00      $38.50
                                             -------------------------------------------------------------------------
Market Capitalization                         $13,865.2   $14,057.8   $14,250.3   $14,442.9   $14,635.5   $14,828.1
Aggregate Transaction Value                     2,056.5     2,085.0     2,113.6     2,142.2     2,170.7     2,199.3

IMPLIED PREMIUM (DISCOUNT) TO:
----------------------------------------------------------------------------------------------------------------------
Close (3/17/00)                      $33.75         6.7%        8.1%        9.6%       11.1%       12.6%       14.1%
----------------------------------------------------------------------------------------------------------------------
5 Day Average                         32.01        12.5        14.0        15.6        17.1        18.7        20.3
20 Day Average                        31.63        13.8        15.4        17.0        18.6        20.1        21.7
60 Day Average                        33.61         7.1         8.6        10.1        11.6        13.1        14.6
One Year Average                      35.29        2.01         3.4         4.8         6.3         7.7         9.1

IMPLIED PRICE TO:
2000E Earnings Per Share (1)           3.80         9.5x        9.6x        9.7x        9.9x       10.0x       10.1x
2001E Earnings Per Share (1)           4.03         8.9         9.1         9.2         9.3         9.4         9.6
12/31/99 Book Value Per Share         23.09        1.56x       1.58x       1.60x       1.62x       1.65x       1.67x
12/31/99 Tangible Book Value
  Per Share                           19.61        1.84        1.86        1.89        1.91        1.94        1.96

12/31/98 Statutory Surplus          7,656.0        1.81        1.84        1.86        1.89        1.91        1.94

PREMIUM/(DISCOUNT) TO:
  Peer Group Trading Multiple (2)
  Price to Book Value                  1.13x       37.9%       39.8%       41.7%       43.6%       45.5%       47.4%
  Price to 2000E Earnings               9.4        1.01         2.4         3.8         5.2         6.6         8.0
  Price to 2001E Earnings               8.6        4.09         5.5         7.0         8.4         9.9        11.3
 Median Adj. Selected M&A Precedent
 Transactions (3)
  Price to Book Value                  1.10x       41.8%       43.8%       45.7%       47.7%       49.7%       51.6%
  Price to Forward Earnings            10.7       (11.3)      (10.1)       (8.9)       (7.6)       (6.4)       (5.2)
  Price to Statutory Surplus           1.46       24.03       25.76       27.48       29.20       30.92       32.65

----------------------------------------------------------------------------------------------
                                                        SELECTED VALUE RANGE
----------------------------------------------------------------------------------------------
                                       $39.00      $39.50      $40.00      $40.50      $41.00
                                    ----------------------------------------------------------
Market Capitalization               $15,020.6   $15,213.2   $15,405.8   $15,598.4   $15,790.9
Aggregate Transaction Value           2,227.9     2,256.4     2,285.0     2,313.5     2,342.1

IMPLIED PREMIUM (DISCOUNT) TO:
----------------------------------------------------------------------------------------------
Close (3/17/00)                          15.6%       17.0%       18.5%       20.0%       21.5%
----------------------------------------------------------------------------------------------
5 Day Average                            21.8        23.4        25.0        26.5        28.1
20 Day Average                           23.3        24.9        26.5        28.1        29.6
60 Day Average                           16.1        17.5        19.0        20.5        22.0
One Year Average                         10.5        11.9        13.3        14.8        16.2

IMPLIED PRICE TO:
2000E Earnings Per Share (1)             10.3x       10.4x       10.5x       10.7x       10.8x
2001E Earnings Per Share (1)              9.7         9.8         9.9        10.0        10.2
12/31/99 Book Value Per Share            1.69x       1.71x       1.73x       1.75x       1.78x
12/31/99 Tangible Book Value
  Per Share                              1.99        2.01        2.04        2.07        2.09
12/31/98 Statutory Surplus               1.96        1.99        2.01        2.04        2.06

PREMIUM/(DISCOUNT) TO:
  Peer Group Trading Multiple (2)
  Price to Book Value                    49.4%       51.3%       53.2%       55.1%       57.0%
  Price to 2000E Earnings                 9.4        10.8        12.2        13.6        15.0
  Price to 2001E Earnings                12.8        14.2        15.7        17.1        18.6
 Median Adj. Selected M&A Precedent
 Transactions (3)
  Price to Book Value                    53.6%       55.6%       57.6%       59.5%       61.5%
  Price to Forward Earnings              (3.9)       (2.7)       (1.5)       (0.2)        1.0
  Price to Statutory Surplus            34.37       36.09       37.81       39.54       41.26

------------------
(1) Based on T Co. 2000-2001 Budget estimates.
(2) Peer group includes: ALL, CB, HIG, SPC, CNA, SAFC, AFG and MCY.
(3) Selected adjusted property casualty M&A transactions since 1995.


                                                                             QWE

                                                                   PROJECT HUSKY

HISTORIC STOCK PRICE PERFORMANCE

DAILY PRICE VOLUME 4/23/1996 THROUGH 3/17/2000






                                [CHART OMITTED]





Summary Statistics:

IPO Price: $25.00

Since IPO:
Average: $35.58
High: 45.81
Low: 23.63

LTM:
Average: $35.29
High: 41.89
Low: 27.69

                                                                             QWE

                                                                   PROJECT HUSKY

RELATIVE STOCK PRICE PERFORMANCE

DAILY PRICE AS A PERCENT 4/23/1996 TO 3/17/00           DAILY PRICE AS A PERCENT
                                                        LATEST TWELVE MONTHS








                                [CHART OMITTED]















Note: SSB Property Casualty Index includes: AFG, ALL, CB, CINF, CNA, HIG, MCY,
      SAFC and SPC.

                                                                             QWE

                                                                   PROJECT HUSKY

TRADE VOLUME CHARTS

4/23/96 - 3/17/00                                              3/17/99 - 3/17/00










                                [CHART OMITTED]







During This period:                        During This period:

  o 322% of Class A Chares were traded       o 91% of Class A shares were traded
  o The weighted average price was $34.81    o The weighted average price was
                                               $36.75




Source: IDD Securities

Since 3/17/99, about
78% of shares traded
(70% of public float)
have been at prices
above $32.00.

                                                                             QWE

                                                                                                                   PROJECT HUSKY

EQUITY RESEARCH PERSPECTIVES

                                                                                               12/31/00 EEPS     12/31/01
                                                                                             -----------------   --------  Target
 DATE     PRICE     BROKER                        ANALYST                  RECOMMENDATION    PREVIOUS  CURRENT   EST. EPS   PRICE
 ----     -----     ------                        -------                  --------------    --------  -------   --------   -----
1/18/00   $37.25    Bear Stearns                  Michael A. Smith         Neutral             3.50     $3.55     $3.70      --
3/6/00     37.25    CS First Boston               Charles B. Gates         Buy                 3.55      3.58      3.80    $44.00
3/10/00    37.00    Donaldson, Lufkin & Jenrette  Alain Karaoglan          Buy                  NC       3.65      3.95     45.00
2/7/00     36.69    Goldman Sachs & Co.           Thomas V. Cholnoky       Market outperform    NC       3.70      4.05      --
3/2/00     33.31    J.P. Morgan                   Weston Hicks             Market perform      3.65      3.70      4.05      --
1/24/00    33.06    Morgan Stanley Dean Witter    G. Alan Zimmerman        Outperform           NC       3.60      3.75     49.00
1/3/00     33.38    Merrill Lynch                 Jay A. Cohen Near        term-buy            3.70      3.60      3.90     46.00

                                                                           ------------------------------------------------------
                                                                           Median             $3.60     $3.60     $3.90    $45.50
                                                                           High                3.70      3.70      4.05     49.00
                                                                           Low                 3.50      3.55      3.70     44.00
                                                                           ------------------------------------------------------

Source: First Call estimates as of March 17, 2000
NC= No change
NA= Not applicable

o  "T Co is led by highly capable managers who have a sense of urgency absent in most property-casualty insurers. We believe
   the stock continues to sell at an extremely attractive valuation."                                     Charles B. Gates, CS First
   Boston (10/21/99)

o "We are selecting T Co. as our best investment idea for a second year in a row. In 1999 T Co. was one of only of two non-takeover property casualty stocks that were up for the year and outperformed the S&P 500. We had selected T Co. last year because its fundamentals were in the best shape ever, its valuation was attractive and financial services reform was expected to serve as a catalyst. Why is T Co. a repeat for 2000? The same reasons that made us select the stock in 1999 are at work in 2000: better fundamentals, better opportunities for top-line growth and an attractive valuation. We also believe
  that C Co. will buy the 20% stub of T Co. it does not already own."                                               Alain Karaoglan,
  Donaldson, Lufkin & Jenrette (11/30/99)

o "We continue to rate the TAP shares Outperform, as we see several positive factors affecting the company over the next year or so. We believe that TAP will be able to cross-sell products to a broader customer base through Citibanks's credit card and branch networks and eventually the Internet. [...] In addition, TAP management notes it is seeing meaningful rate increases, particularly in the middle market commercial lines. [...] Finally, management states that it continues to look for acquisition
  opportunities, which could further enhance earnings."                                          (G. Alan Zimmermann, Morgan Stanley
  Dean Witter (1/24/00)

o "We view T Co. as the most obvious beneficiary of the passage of financial services reform due to the company's renewed ability to acquire other insurance companies and the potential for C Co. to buy in the outstanding T Co. shares it does not own. We studied the minority buyouts in the insurance industry over the past five years. On average, the final offer for the minority shares was equal to 24% above the quoted price the day before the initial offer was made. The median premium was 20.6%. While we can not estimate an exact premium that C Co. would have to offer to buy the balance of T Co., we

                                                                             QWE

                                                                   PROJECT HUSKY

  believe that past deals should serve as a guide for investors."
    Jay A. Cohen, Merrill Lynch(11/08/99)

                                                                   PROJECT HUSKY

GOING PRIVATE TRANSACTIONS - PREMIUM ANALYSIS

SUMMARY STATISTICS FOR 80% OR MORE MAJORITY TRANSACTIONS (SINCE 1992)

o Precedent market premiums (since 1992) for 80% majority shareholders in going private transactions (No. of transactions):

    o    One Week Prior:

         -    All Transactions (40) 18.1%

         -    Financial Institutions (12) 16.3

    o    One Month Prior:

         -    All Transactions (40) 20.7%

         -    Financial Institutions (12) 16.2

o   In 13 of the 40 cases, the original bid was altered:

    o In 11 cases the original bid was increased and in 2 cases the original bid was lowered

    o The median increase was 12.5% (relative to the original bid); the highest increase was 20.8%

                                                                             QWE

                                                                   PROJECT HUSKY

GOING PRIVATE TRANSACTIONS - PREMIUM ANALYSIS

SUMMARY STATISTICS FOR 60% OR MORE MAJORITY TRANSACTIONS (SINCE 1992)

o Precedent market premiums (since 1992) for 60% majority shareholders in going private transactions (No. of transactions):

    o    One Week Prior:

         -    All Transactions (124) 18.7%

         -    Financial Institutions (36) 16.0

    o    One Month Prior:

         -    All Transactions (124) 22.0%
         -    Financial Institutions (36) 13.0

o   In 27 of the 124 cases (All Transactions), the original bid was altered:

    o In 25 cases the original bid was increased and in 2 cases the original bid was lowered

    o The median increase was 14.1% (relative to the original bid); the highest increase was 75.1% (1)

o   In 9 of the 36 cases (Financial Institutions), the original bid was altered:

    o In 8 cases the original bid was increased and in 1 case the original bid was lowered

    o The median increase was 9.7% (relative to the original bid); the highest increase was 32.3% (2)

(1) Loucadia Natioanal Group acquires PHLCORPInc. (final premium: 28.9%)
(2) Bank of America National Trust acquires BA Merchant Services(Bank America). (final premium: 42%)

                                                                             QWE

                                                                                                                 PROJECT HUSKY

MERGER CONSEQUENCES ANALYSIS - ASSUMPTIONS

KEY ASSUMPTIONS
($ in millions, except per share amounts)

---------------------------------------------------------------       --------------------------------------------------------
Assumptions                                                           Cost Savings & Revenue Enhancements
---------------------------------------------------------------       --------------------------------------------------------
                                               T Co.     C Co.        COST SAVINGS OPPORTUNITIES           Pre-Tax   After-Tax
                                             --------  --------                                            -------   ---------
Current Price                                 $33.75    $53.90        Transaction Cost Savings                --          --
Pricing Date                                 03/17/00  03/17/00       Additional Investment Income                        --
2000E EPS (a)                                  $3.80     $3.22        Cost Allocation                         --          --
                                                                      --------------------------------     -------   ---------
2001E EPS (a)                                  $4.03      3.64        Total Cost Savings Opportunities        --          --
Book Value per Share                           23.09
Shares Outstanding                              57.1   3,443.5        REVENUE OPPORTUNITIES
C Co. Ownership Percentage of T Co.             85.2%                                                         --          --
Goodwill Amortization (Yrs.)                    25.0                  Leasing Opportunities                   --          --
                                                                      --------------------------------     -------   ---------
Tax Rate                                        35.0%                 Total Revenue Opportunities             --          --
Opportunity Cost of Funds (After-tax)            4.5                  Assumed Reinsurance                     --          --
Transaction Costs                               $5.0                  Ceded Reinsurance Savings               --          --
---------------------------------------------------------------       --------------------------------     -------   ---------
T Co. Net Asset Value Calculation
---------------------------------------------------------------
Current T Co. Book Value (Pro Rata)                   $1,319.0
Transaction Costs                                          5.0
Existing Goodwill (Pro Rata)                             206.2
After-tax Held to Maturity Portfolio Gain                   --
-----------------------------------------             ---------
ADJUSTED NET ASSET VALUE                              $1,107.8

(a) First Call median estimates as of 3/17/00 for C Co. and T Co. 2000-2001 budget estimates.

                                                                             QWE

                                                                                                                       PROJECT HUSKY

MERGER CONSEQUENCES ANALYSIS - PURCHASE

Consideration Mix
Stock                                                        --
Cash                                                      100.0
-----------------------------------------------------  ---------
                                                          100.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                         $36.00     $37.00     $38.00     $39.00     $40.00     $41.00     $42.00
------------------------------------------------------------------------------------------------------------------------------------
PRICING ANALYSIS
Total Equity Value                                     $2,056.5   $2,113.6   $2,170.7   $2,227.9   $2,285.0   $2,342.1   $2,399.2
Premium to Market                                           6.7%       9.6%      12.6%      15.6%      18.5%      21.5%      24.4%
Price/2000E EPS                                             9.5x       9.7x      10.0x      10.3x      10.5x      10.8x      11.1x
Price/12/31/99 BVPS                                        1.56       1.60       1.65       1.69       1.73       1.78       1.82
New Shares Issued                                            --         --         --         --         --         --         --
T Co. Pro Forma Ownership                                    --         --         --         --         --         --         --
Goodwill (b)                                             $948.6   $1,005.8   $1,062.9   $1,120.0   $1,177.1   $1,234.3   $1,291.4

ACCRETION/(DILUTION) ANALYSIS
T Co. 2000E Earnings                                      216.9      216.9      216.9      216.9      216.9      216.9      216.9
C Co. 2000E Earnings                                   11,088.1   11,088.1   11,088.1   11,088.1   11,088.1   11,088.1   11,088.1
Combined Earnings                                      11,304.9   11,304.9   11,304.9   11,304.9   11,304.9   11,304.9   11,304.9

PURCHASE ACCOUNTING ADJUSTMENTS
Goodwill Amortization                                      37.9       40.2       42.5       44.8       47.1       49.4       51.7
Write-off of existing T Co. goodwill                       (8.2)      (8.2)      (8.2)      (8.2)      (8.2)      (8.2)      (8.2)
Inv. Income on Employee Retention & Transaction Costs        --         --         --         --         --         --         --
After-tax Opportunity Cost of Cash                         92.5       95.1       97.7      100.3      102.8      105.4      108.0
Total Purchase Accounting Adjustments                     122.2      127.1      132.0      136.8      141.7      146.5      151.4

COMBINED EARNINGS BEFORE SYNERGIES                    $11,182.7  $11,177.8  $11,173.0  $11,168.1  $11,163.3  $11,158.4  $11,153.6
ACCRETION/(DILUTION) BEFORE SYNERGIES                       0.9%       0.8%       0.8%       0.7%       0.7%       0.6%       0.6%

SYNERGIES
Cost Savings                                                 --         --         --         --         --         --         --
Investment Income on Cost Savings                            --         --         --         --         --         --         --
Total                                                        --         --         --         --         --         --         --

COMBINED EARNINGS WITH SYNERGIES                      $11,182.7  $11,177.8  $11,173.0  $11,168.1  $11,163.3  $11,158.4  $11,153.6
Pro Forma 2000E EPS                                        3.25       3.25       3.24       3.24       3.24       3.24       3.24
C Co. Standalone 2000E EPS                                 3.22       3.22       3.22       3.22       3.22       3.22       3.22
------------------------------------------------------------------------------------------------------------------------------------
EPS ACCRETION/(DILUTION)                                    0.9%       0.8%       0.8%       0.7%       0.7%       0.6%       0.6%
------------------------------------------------------------------------------------------------------------------------------------
RETURN ON INVESTMENT ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
Including Cost of Financing                                 4.6%       4.2%       3.9%       3.6%       3.3%       3.0%       2.7%
Excluding Cost of Financing                                 9.1%       8.7%       8.4%       8.1%       7.8%       7.5%       7.2%
------------------------------------------------------------------------------------------------------------------------------------
(a) First Call median estimates as of 3/17/00.
(b) Includes $5.0 million of transaction costs

                                                                             QWE

                                                                   PROJECT HUSKY



APPENDIX




















                                                                             QWE

                                                                                                      PROJECT HUSKY

VALUATION CALCULATIONS

-------------------------------------------------------------------------------------------------------------------
                                    VALUATION
                                     MARKER    MEDIAN    RANGE SIZE  SELECTED RANGE     HARTFORD     IMPLIED VALUE
-------------------------------------------------------------------------------------------------------------------
PUBLIC MARKET COMPARABLES:
Price/2000E Earnings                  $3.80       9.4x       3.0x     7.9x -- 10.9x       8.7x     $29.94 -- $41.33
Price/2001E Earnings                   4.03       8.6        3.0      7.1  -- 10.1        7.8       28.54 --  40.63
Price/Book Value                      23.09      1.13       0.40     0.93  -- 1.33       1.35       21.49 --  30.73

SELECTED M&A TRANSACTIONS:
Price/Estimated Earnings              $3.80      10.7x       2.0x     9.7x -- 11.7x                $36.80 -- $44.40
Price/Book Value                      23.09      1.10       0.40     0.90  -- 1.30                  20.77 --  30.01

MINORITY ACQUISITION TRANSACTIONS:
One Week Prior to Announcement       $30.11      16.3%      10.0%    11.3% -- 21.3%                $33.51 -- $36.52
One Month Prior to Announcement       31.50      16.2       10.0     11.2  -- 21.2                  35.03 --  38.18

DIVIDEND DISCOUNT MODEL:
Price/Estimated Earnings              $3.80      10.0x       2.0x     9.0x -- 11.0x                $36.13 -- $45.49
Price/Book Value                      23.09      1.40       0.20     1.30  -- 1.50                  35.84 --  42.76

                                                                             QWE

                                                                                                                     PROJECT HUSKY

ADDITIONAL INFORMATION ON SELECTED ADJUSTED M&A TRANSACTION
PRECEDENTS

                                                                                                                    Premium Over
                                                                                                                       Market
                                                                                                                  ----------------
Announced/               Target/                                         Purchase Price          Transaction      1 Day    30 Days
Effective                Acquiror                   Consideration    Per Share     Aggregate        Value         Prior      Prior
---------                --------                   -------------    ---------     ---------        -----         -----      -----
7/12/99        ORION CAPITAL CORPORATION                CASH           $50.00     $1,363,900      $1,823,300      22.7%      64.6%
11/17/99       ROYAL & SUN ALLIANCE PLC
7/12/99        PERSONAL LINES OF ST. PAUL COS.          CASH             N/AP       $600,000        $600,000      N/AP       N/AP
10/1/99        METROPOLITAN LIFE INSURANCE CO.
6/22/99        PERSONAL LINES OF CNA FINANCIAL          CASH             N/AP     $1,200,000      $1,200,000      N/AP       N/AP
10/1/99        ALLSTATE CORPORATION
2/5/99         EXECUTIVE RISK, INC                      STOCK          $73.10       $856,000        $856,000      63.0%      42.0%
7/20/99        THE CHUBB CORPORATION
2/1/99         GUARDIAN ROYAL EXCHANGE - USA            CASH             N/AP           N/AP      $1,465,000      N/AP       N/AP
5/10/99        LIBERTY MUTUAL INSURANCE CO.
12/22/98       CIGNA CORP. (P&C)                        CASH             N/AP     $3,450,000      $3,450,000      N/AP       N/AP
7/2/99         ACE LTD.
5/29/98        ING - US P&C DIVISION/                   CASH             N/AP     $1,115,000      $1,115,000      N/AP       N/AP
9/1/98         GRE PLC
5/18/98        ALLIED GROUP INC./                       CASH           $48.25     $1,576,000      $1,576,000      73.8%      54.4%
11/13/98       NATIONWIDE MUTUAL INSURANCE CO
1/19/98        USF&G CORP                               STOCK          $22.00     $2,671,000      $3,371,000       2.6%      -1.9%
4/24/98        ST. PAUL COS. INC.
6/9/97         AMERICAN STATES FINANCIAL CORP./         CASH           $47.00     $2,800,000      $3,100,000      23.3%      30.6%
10/1/97        SAFECO CORP.
1/13/97        ZURICH RE. CENTRE HOLDINGS/              CASH           $39.50     $1,035,294      $1,233,707      28.5%      23.0%
9/2/97         ZURICH INSURANCE CO.
12/17/96       ALLMERICA PROPERTY & CASUALTY/       STOCK & CASH       $33.00     $1,975,309      $1,975,309      15.8%      15.3%
7/16/97        ALLMERICA FINANCIAL CORP.
11/29/95       AETNA LIFE AND CASUALTY/                 CASH             N/AP     $4,110,000      $4,110,000      N/AP       N/AP
4/2/96         TRAVELERS
                                                                                                                -------------------
                                                                                  Median                          23.3%      30.6%
               N/AP: Not Applicable                                               Average                         32.8%      32.6%
               NA: Not Available                                                  High                            73.8%      64.6%
               NM: Not Meaningful                                                 Low                              2.6%      -1.9%
                                                                                                                -------------------

                                                                             QWE

                                                                                                                  PROJECT HUSKY

PRECEDENT M&A TRANSACTIONS

($ in thousands, except per share data)

                                                                                                              Premium Over
                                                                                                                 Market
                                                                                                          ---------------------
Announced/          Target/                                        Purchase Price       Transaction        1 Day       30 Days
Effective           Acquiror                     Consideration  Per Share   Aggregate      Value           Prior        Prior
---------           --------                     -------------  ---------   ---------      -----           -----        -----
12/6/99   Underwriters Re                            Cash        N/AP        $725,000     $725,000         N/AP         N/AP
pending   Swiss Re
1/26/00   Terra Nova (Bermuda) Holdings Ltd.     Cash & Stock    $25.00      $630,000     $805,000        (11.3)%      (15.3)%
Pending   Markel Corporation                      & CV Right
7/12/99   ORION CAPITAL CORPORATION                  CASH        $50.00    $1,363,900   $1,823,300         22.7%        64.6%
11/17/99  ROYAL & SUN ALLIANCE PLC
7/12/99   PERSONAL LINES OF ST. PAUL COS.            CASH        N/AP        $600,000     $600,000         N/AP         N/AP
10/1/99   METROPOLITAN LIFE INSURANCE CO.
6/22/99   PERSONAL LINES OF CNA FINANCIAL            CASH        N/AP      $1,200,000   $1,200,000         N/AP         N/AP
10/1/99   ALLSTATE CORPORATION
2/16/99   NAC Re Corp                                Stock       $55.36    $1,185,400   $1,398,300         11.1%        19.9%
6/18/99   XL Capital Ltd.
2/5/99    EXECUTIVE RISK, INC                        STOCK       $73.10      $856,000     $856,000         63.0%        42.0%
7/20/99   THE CHUBB CORPORATION
2/1/99    GUARDIAN ROYAL EXCHANGE - USA              CASH        N/AP            N/AP   $1,465,000         N/AP         N/AP
5/10/99   LIBERTY MUTUAL INSURANCE CO.
12/22/98  CIGNA CORP. (P&C)                          CASH        N/AP      $3,450,000   $3,450,000         N/AP         N/AP
7/2/99    ACE LTD.
12/3/98   TIG Holdings, Inc.                         Cash        $16.50      $840,000   $1,029,000          6.5%        17.9%
4/13/99   Fairfax Financial Holdings
7/24/98   Constitution Re/                           Cash        N/AP        $700,000     $785,000         N/AP         N/AP
10/27/98  Gerling Kozern Versicherungs
6/19/98   General Re Corp/                           Stock       $276.50  $22,300,000  $23,764,000         23.3%        24.0%
12/21/98  Berkshire Hathaway Inc
5/29/98   ING - US P&C DIVISION/                     CASH        N/AP      $1,115,000   $1,115,000         N/AP         N/AP
9/1/98    GRE PLC
5/18/98   ALLIED GROUP INC./                         CASH        $48.25    $1,576,000   $1,576,000         73.8%        54.4%
11/13/98  NATIONWIDE MUTUAL INSURANCE CO
1/19/98   USF&G CORP                                 STOCK       $22.00    $2,671,000   $3,371,000          2.6%        -1.9%
4/24/98   ST. PAUL COS. INC.
6/9/97    AMERICAN STATES FINANCIAL CORP./           CASH        $47.00    $2,800,000   $3,100,000         23.3%        30.6%
10/1/97   SAFECO CORP.
1/13/97   ZURICH RE. CENTRE HOLDINGS/                CASH        $39.50    $1,035,294   $1,233,707         28.5%        23.0%
9/2/97    ZURICH INSURANCE CO.
12/17/96  ALLMERICA PROPERTY & CASUALTY/         STOCK & CASH    $33.00    $1,975,309   $1,975,309         15.8%        15.3%
7/16/97   ALLMERICA FINANCIAL CORP.
11/29/95  AETNA LIFE AND CASUALTY/                   CASH        N/AP      $4,110,000   $4,110,000         N/AP         N/AP
4/2/96    TRAVELERS
                                                                                                          -----------------------
                                                                                                              SELECTED RANGES
                                                                                                          -----------------------
                                                                                        Median             23.3%        30.6%
          N/AP: Not Applicable                                                          Average            32.8%        32.6%
          NA: Not Available                                                             High               73.8%        64.6%
          NM: Not Meaningful                                                            Low                 2.6%        -1.9%
                                                                                                          -----------------------

                                                            Purchase Price as a           Transaction Value as a
                                                              Multiple of GAAP            Multiple of Statutory
                                                   -------------------------------------  ---------------------
Announced/          Target/                           LTM       Estimated      Latest       LTM         Latest
Effective           Acquiror                     Co Earnings     Earnings    Book Value   Earnings      Surplus
---------           --------                     -- --------     --------    ----------   --------      -------
12/6/99   Underwriters Re                              NA           NA         1.63x        20.3x         1.2x
pending   Swiss Re
1/26/00   Terra Nova (Bermuda) Holdings Ltd.         14.6x         8.8x        1.25x          NA           NA
Pending   Markel Corporation
7/12/99   ORION CAPITAL CORPORATION                    NM         18.5X        2.11X        12.1X        2.86X
11/17/99  ROYAL & SUN ALLIANCE PLC
7/12/99   PERSONAL LINES OF ST. PAUL COS.              NA           NA           NA           NA           NA
10/1/99   METROPOLITAN LIFE INSURANCE CO.
6/22/99   PERSONAL LINES OF CNA FINANCIAL              NA           NA           NA           NA           NA
10/1/99   ALLSTATE CORPORATION
2/16/99   NAC Re Corp                                12.3x        14.0x        1.58x        16.2x        2.24x
6/18/99   XL Capital Ltd.
2/5/99    EXECUTIVE RISK, INC                        19.7X        19.9X        2.60X          NA         2.80X
7/20/99   THE CHUBB CORPORATION
2/1/99    GUARDIAN ROYAL EXCHANGE - USA                NA           NA           NA           NA           NA
5/10/99   LIBERTY MUTUAL INSURANCE CO.
12/22/98  CIGNA CORP. (P&C)                          17.4X        14.9X        1.47X        17.4X        3.42X
7/2/99    ACE LTD.
12/3/98   TIG Holdings, Inc.                           NM          9.9x        0.72x          NM         0.99x
4/13/99   Fairfax Financial Holdings
7/24/98   Constitution Re/                           13.2x        10.7x        1.14x       244.6x        1.98x
10/27/98  Gerling Kozern Versicherungs
6/19/98   General Re Corp/                           22.8x        21.4x        2.66x        24.7x        3.54x
12/21/98  Berkshire Hathaway Inc
5/29/98   ING - US P&C DIVISION/                     23.0X        21.3X        2.15X        18.7X        2.66X
9/1/98    GRE PLC
5/18/98   ALLIED GROUP INC./                         26.8X        21.9X        3.60X        36.9X          NA
11/13/98  NATIONWIDE MUTUAL INSURANCE CO
1/19/98   USF&G CORP                                 14.0X        11.8X        1.42X        17.4X        2.12X
4/24/98   ST. PAUL COS. INC.
6/9/97    AMERICAN STATES FINANCIAL CORP./           15.8X        16.3X        2.11X        18.0X        3.21X
10/1/97   SAFECO CORP.
1/13/97   ZURICH RE. CENTRE HOLDINGS/                35.4X        25.8X        1.52X        69.5X        1.79X
9/2/97    ZURICH INSURANCE CO.
12/17/96  ALLMERICA PROPERTY & CASUALTY/             13.4X        14.8X        1.22X        15.2X        1.53X
7/16/97   ALLMERICA FINANCIAL CORP.
11/29/95  AETNA LIFE AND CASUALTY/                     NM         N/AP         1.17X          NM         1.73X
4/2/96    TRAVELERS
                                                    ------------------------------------------------------------
                                                                           SELECTED RANGES
                                                    ------------------------------------------------------------
                                        Median       18.6x        18.5x        1.81x        17.73x       2.66x
          N/AP: Not Applicable          Average      20.7x        18.4x        1.94x        25.65x       2.46x
          NA: Not Available             High         35.4x        25.8x        3.60x        69.49x       3.42x
          NM: Not Meaningful            Low          13.4x        11.8x        1.17x        12.07x       1.53x
                                                    ------------------------------------------------------------

Note: Median, average, high, low based on transactions in bold.

                                                                             QWE

                                                                                              PROJECT HUSKY

PREMIUM ANALYSIS - MARKET DATA

                                             TRAILING AVERAGE TO 3/17/00
                                        -------------------------------------
            CLOSE    CLOSE     CLOSE     5 DAY     20 DAY    60 DAY   180 DAY  52 WEEK    52 WEEK     IPO
           3/17/00  3/10/00   2/17/00   AVERAGE   AVERAGE   AVERAGE   AVERAGE    HIGH       LOW      PRICE
-----------------------------------------------------------------------------------------------------------
Benchmark  $33.75   $30.11    $31.50    $32.01    $31.63    $33.61    $34.34    $41.88    $27.69    $25.00
Offer Price
  $34.00      0.7%    12.9%      7.9%      6.2%      7.5%      1.2%     (1.0)%   (18.8)%    22.8%     36.0%
   34.25      1.5     13.8       8.7       7.0       8.3       1.9      (0.3)    (18.2)     23.7      37.0
   34.50      2.2     14.6       9.5       7.8       9.1       2.7       0.5     (17.6)     24.6      38.0
   34.75      3.0     15.4      10.3       8.6       9.9       3.4       1.2     (17.0)     25.5      39.0
   35.00      3.7     16.2      11.1       9.3      10.7       4.1       1.9     (16.4)     26.4      40.0
   35.50      5.2     17.9      12.7      10.9      12.2       5.6       3.4     (15.2)     28.2      42.0
   35.75      5.9     18.7      13.5      11.7      13.0       6.4       4.1     (14.6)     29.1      43.0
   36.00      6.7     19.6      14.3      12.5      13.8       7.1       4.8     (14.0)     30.0      44.0
-----------------------------------------------------------------------------------------------------------
   36.25      7.4     20.4      15.1      13.2      14.6       7.9       5.6     (13.4)     30.9      45.0
   36.50      8.1     21.2      15.9      14.0      15.4       8.6       6.3     (12.8)     31.8      46.0
   36.75      8.9     22.1      16.7      14.8      16.2       9.4       7.0     (12.2)     32.7      47.0
   37.00      9.6     22.9      17.5      15.6      17.0      10.1       7.8     (11.6)     33.6      48.0
   37.25     10.4     23.7      18.3      16.4      17.8      10.8       8.5     (11.0)     34.5      49.0
   37.50     11.1     24.5      19.0      17.1      18.6      11.6       9.2     (10.4)     35.4      50.0
   37.75     11.9     25.4      19.8      17.9      19.4      12.3       9.9      (9.9)     36.3      51.0
   38.00     12.6     26.2      20.6      18.7      20.1      13.1      10.7      (9.3)     37.2      52.0
-----------------------------------------------------------------------------------------------------------
   38.25     13.3     27.0      21.4      19.5      20.9      13.8      11.4      (8.7)     38.1      53.0
   38.50     14.1     27.9      22.2      20.3      21.7      14.6      12.1      (8.1)     39.1      54.0
   38.75     14.8     28.7      23.0      21.0      22.5      15.3      12.9      (7.5)     40.0      55.0
   39.00     15.6     29.5      23.8      21.8      23.3      16.1      13.6      (6.9)     40.9      56.0
   39.25     16.3     30.4      24.6      22.6      24.1      16.8      14.3      (6.3)     41.8      57.0
   39.50     17.0     31.2      25.4      23.4      24.9      17.5      15.0      (5.7)     42.7      58.0
   39.75     17.8     32.0      26.2      24.2      25.7      18.3      15.8      (5.1)     43.6      59.0
   40.00     18.5     32.8      27.0      25.0      26.5      19.0      16.5      (4.5)     44.5      60.0
-----------------------------------------------------------------------------------------------------------
   40.25     19.3     33.7      27.8      25.7      27.3      19.8      17.2      (3.9)     45.4      61.0
   40.50     20.0     34.5      28.6      26.5      28.1      20.5      17.9      (3.3)     46.3      62.0
   40.75     20.7     35.3      29.4      27.3      28.8      21.3      18.7      (2.7)     47.2      63.0
   41.00     21.5     36.2      30.2      28.1      29.6      22.0      19.4      (2.1)     48.1      64.0
   41.25     22.2     37.0      31.0      28.9      30.4      22.7      20.1      (1.5)     49.0      65.0
   41.50     23.0     37.8      31.7      29.6      31.2      23.5      20.9      (0.9)     49.9      66.0
   41.75     23.7     38.7      32.5      30.4      32.0      24.2      21.6      (0.3)     50.8      67.0
   42.00     24.4     39.5      33.3      31.2      32.8      25.0      22.3       0.3      51.7      68.0
-----------------------------------------------------------------------------------------------------------
   42.25     25.2     40.3      34.1      32.0      33.6      25.7      23.0       0.9      52.6      69.0
   42.50     25.9     41.2      34.9      32.8      34.4      26.5      23.8       1.5      53.5      70.0
   42.75     26.7     42.0      35.7      33.5      35.2      27.2      24.5       2.1      54.4      71.0
   43.00     27.4     42.8      36.5      34.3      36.0      28.0      25.2       2.7      55.3      72.0
   43.25     28.1     43.6      37.3      35.1      36.7      28.7      26.0       3.3      56.2      73.0
   43.50     28.9     44.5      38.1      35.9      37.5      29.4      26.7       3.9      57.1      74.0
   43.75     29.6     45.3      38.9      36.7      38.3      30.2      27.4       4.5      58.0      75.0
   44.00     30.4     46.1      39.7      37.4      39.1      30.9      28.1       5.1      58.9      76.0
-----------------------------------------------------------------------------------------------------------

                                                                             QWE

                                                                           PROJECT HUSKY

PREMIUM ANALYSIS - OPERATING DATA

                GAAP        1999 STAT   1999 TANG.                                1999
                BOOK          BOOK         BOOK        2000E        2001E      OPERATING
                VALUE         VALUE        VALUE        EPS          EPS          EPS
                -----         -----        -----        ---          ---          ---
Benchmark      $23.09        $19.67       $19.61       $3.80        $4.03        $3.43
OFFER PRICE
     $34.00      1.47x        1.73x        1.73x         9.0x         8.4x         9.9x
     -----
      34.25      1.48         1.74         1.75          9.0          8.5         10.0
      34.50      1.49         1.75         1.76          9.1          8.6         10.1
      34.75      1.50         1.77         1.77          9.2          8.6         10.1
      35.00      1.52         1.78         1.79          9.2          8.7         10.2
      35.50      1.54         1.80         1.81          9.4          8.8         10.3
      35.75      1.55         1.82         1.82          9.4          8.9         10.4
      36.00      1.56         1.83         1.84          9.5          8.9         10.5
      36.25      1.57         1.84         1.85          9.5          9.0         10.6
      36.50      1.58         1.86         1.86          9.6          9.1         10.6
      36.75      1.59         1.87         1.87          9.7          9.1         10.7
      37.00      1.60         1.88         1.89          9.7          9.2         10.8
      37.25      1.61         1.89         1.90          9.8          9.2         10.9
      37.50      1.62         1.91         1.91          9.9          9.3         10.9
      37.75      1.63         1.92         1.93          9.9          9.4         11.0
      38.00      1.65         1.93         1.94         10.0          9.4         11.1
      38.25      1.66         1.94         1.95         10.1          9.5         11.2
      38.50      1.67         1.96         1.96         10.1          9.6         11.2
      38.75      1.68         1.97         1.98         10.2          9.6         11.3
      39.00      1.69         1.98         1.99         10.3          9.7         11.4
      39.25      1.70         2.00         2.00         10.3          9.7         11.4
      39.50      1.71         2.01         2.01         10.4          9.8         11.5
      39.75      1.72         2.02         2.03         10.5          9.9         11.6
      40.00      1.73         2.03         2.04         10.5          9.9         11.7
      40.25      1.74         2.05         2.05         10.6         10.0         11.7
      40.50      1.75         2.06         2.07         10.7         10.0         11.8
      40.75      1.76         2.07         2.08         10.7         10.1         11.9
      41.00      1.78         2.08         2.09         10.8         10.2         12.0
      41.25      1.79         2.10         2.10         10.9         10.2         12.0
      41.50      1.80         2.11         2.12         10.9         10.3         12.1
      41.75      1.81         2.12         2.13         11.0         10.4         12.2
      42.00      1.82         2.14         2.14         11.1         10.4         12.2
      42.25      1.83         2.15         2.15         11.1         10.5         12.3
      42.50      1.84         2.16         2.17         11.2         10.5         12.4
      42.75      1.85         2.17         2.18         11.3         10.6         12.5
      43.00      1.86         2.19         2.19         11.3         10.7         12.5
      43.25      1.87         2.20         2.21         11.4         10.7         12.6
      43.50      1.88         2.21         2.22         11.5         10.8         12.7
      43.75      1.89         2.22         2.23         11.5         10.9         12.8
      44.00      1.91         2.24         2.24         11.6         10.9         12.8

                                                                             QWE

                                                                                            PROJECT HUSKY

T CO. OWNERSHIP PROFILE

(dollars and shares in thousands)
---------------------------------------------------------------------------------------------------------
13-F Institutions                          Holdings (shares)   Value of Holdings(a)   Percent of Holdings
---------------------------------------------------------------------------------------------------------
Fidelity Mgmt & Research Co                         6,394             $215,813                  1.7%
Goldman Sachs & Co.                                 3,926              132,503                  1.0
Iridian Asset Management LLC                        3,745              126,384                  1.0
Northstar Investment Mgmt. Corp.                    2,407               81,236                  0.6
AXA Financial, Inc.                                 1,926               64,995                  0.5
Perry Corp.                                         1,899               64,088                  0.5
Independence Invt Assoc, Inc.                       1,800               60,764                  0.5
T. Rowe Price Associates, Inc.                      1,695               57,216                  0.4
Neuberger Berman Inc.                               1,686               56,897                  0.4
MSDW Advisors Inc.                                  1,628               54,930                  0.4
Thompson Siegel & Walmsley Inc.                     1,573               53,103                  0.4
Raiff Partners Inc.                                 1,563               52,748                  0.4
Barclays Bank plc                                   1,434               48,412                  0.4
Other 13-F Institutions                            25,435              858,419                  6.6
-------------------------------------         -----------          -----------          -----------
  Total 13-F Institutions                          57,111           $1,927,509                 14.8%
     C Co.(b)                                     328,020           11,070,681                 85.2
Directors and Management                               13                  439                  0.0
                                              -----------          -----------          -----------
     TOTAL                                        385,145          $12,998,628                100.0%
                                              ===========          ===========          ===========

(a)  Based on T Co. stock price of $33.75 as of March 17, 2000
(b)  Source T Co. proxy dated, April 20, 1999.

                                                                             QWE

                                                                                                 PROJECT HUSKY

IMPACT OF 5% SHARE REPURCHASE OF T CO. STOCK

--------------------------------------------------------------------------------------------------------------
                                                                             SELECTED VALUE RANGE
--------------------------------------------------------------------------------------------------------------
                                                                   $35.44      $37.13      $38.81      $40.50
                                                                ----------------------------------------------
IMPLIED PREMIUM TO:
--------------------------------------------------------------------------------------------------------------
Close (3/17/00)                                         $33.75        5.0%       10.0%       15.0%       20.0%
--------------------------------------------------------------------------------------------------------------
Market Capitalization                                           $13,648.6   $14,298.5   $14,948.4   $15,598.4
Aggregate Transaction Value                                         682.4       714.9       747.4       779.9
Shares Repurchased (000's)                                       19,257.2    19,257.2    19,257.2    19,257.2
Percent of Current Shares Outstanding                                 5.0%        5.0%        5.0%        5.0%
2000E Operating Earnings (1)                                     $1,462.2    $1,462.2    $1,462.2    $1,462.2
After-Tax Opportunity Cost of Cash (2)                              (30.7)      (32.2)      (33.6)      (35.1)
                                                                ---------   ---------   ---------   ---------
Pro Forma Earnings                                                1,431.5     1,430.0     1,428.5     1,427.1
2000E Operating Earnings Per Share (1)                              $3.80       $3.80       $3.80       $3.80
Pro Forma 2000E EPS                                                  3.91        3.91        3.90        3.90
Accretion/(Dilution)                                                  3.1%        2.9%        2.8%        2.7%
12/31/99 Pro Forma Equity                                        $8,210.6    $8,178.1    $8,145.6    $8,113.1
2000E Return on Equity                                               16.2%       16.3%       16.3%       16.4%
Debt + Capital Securities / Total Capitalization (3)      12.2%      13.1        13.1        13.1        13.2

N.B. THE DAILY AVERAGE TRADING VOLUME OF THE STOCK IS APPROXIMATELY 292 THOUSAND SHARES.  A 5% REPURCHASE
PROGRAM REPRESENTS APPROXIMATELY 66 TIMES THE AVERAGE DAILY TRADING VOLUME OF THE STOCK AND MAY REQUIRE A
LONG TIMEFRAME TO COMPLETE.

-----------------------
(1) Based on 2000-2001 T Co. Bduget estimates.
(2) Assumes 4.5% after tax opportunity cost of cash.
(3) Assumes 50% equity credit for Trust Preferred Securities.

                                                                             QWE

                                                                   PROJECT HUSKY

WEIGHTED AVERAGE COST OF CAPITAL

BOND PORTFOLIO
-------------------------------------------------------
                                              WEIGHTED
                              AMOUNT    YIELD   COST
-------------------------------------------------------
6.75% Notes due 2001            $500    8.30%   2.37%
6.75% Notes due 2006             150    7.81    0.67
7.75% Notes due 2025             200    8.30    0.95
TRuPS                            100    8.89    0.51
TRuPS                            800    8.93    4.08
                              ------            ----
Total                         $1,750            8.58%

WACC CALCULATION
Cost of Debt                    8.58%
Effective Tax Rate              30.0
After-Tax Cost of Debt          6.00
Equity Beta                     1.00
Risk-Free Rate                  6.01%
Market Premium                  5.50
Cost of Equity                 11.51
Total 1999 GAAP Book Value    $8,941
Total Capitalization          10,691
-------------------------------------
WACC                           10.60%
-------------------------------------

                                                                             QWE

                                                                   PROJECT HUSKY

REGRESSION ANALYSIS EXCLUDING SAFECO AND CNA








                                [CHART OMITTED]



                                                                             QWE

                                                                   PROJECT HUSKY

REGRESSION ANALYSIS EXCLUDING SAFECO, CNA AND CHUBB









                                [CHART OMITTED]

                                                                             QWE

                                                                                   PROJECT HUSKY

GOING PRIVATE TRANSACTIONS - PREMIUM ANALYSIS

------------------------------------------------------------------------------------------------
All Transactions
------------------------------------------------------------------------------------------------
                                        MARKET PREMIUM: ALL DEALS   MARKET PREMIUM: LTM DEALS
                                        -------------------------   -------------------------

                                          1 MONTH        1 DAY        1 MONTH        1 DAY
------------------------------------------------------------------------------------------------
25TH PERCENTILE                            13.0%         12.0%         13.3%          7.1%
MEDIAN                                     26.0          20.6          32.9          20.9
75TH PERCENTILE                            44.6          37.0          46.4          30.5

------------------------------------------------------------------------------------------------
All Transactions - Consideration
------------------------------------------------------------------------------------------------
                                          MEDIAN MARKET PREMIUM  75TH PERCENTILE MARKET PREMIUM
                            NUMBER OF     ---------------------  ------------------------------
                          TRANSACTIONS    1 MONTH        1 DAY        1 MONTH        1 DAY
------------------------------------------------------------------------------------------------
CASH CONSIDERATION            154          27.6%         21.3%         44.6%         37.4%
STOCK CONSIDERATION            48          22.8          14.9          44.8          34.9
MIXED CONSIDERATION            12          25.9          19.9          49.9          56.5
-----------------------------------------------------------------------------------------
ALL TRANSACTIONS(1)           220          26.0          20.6          44.6          37.0
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Cash-for-Stock Transactions Only
------------------------------------------------------------------------------------------------
ACQUIROR'S                                MEDIAN MARKET PREMIUM  75TH PERCENTILE MARKET PREMIUM
HOLDINGS AT                 NUMBER OF     ---------------------  ------------------------------
TIME OF OFFER             TRANSACTIONS    1 MONTH        1 DAY        1 MONTH        1 DAY
------------------------------------------------------------------------------------------------
60% AND UP                     97          28.1%         21.6%         44.6%         31.0%
ALL TRANSACTIONS              154          27.6          21.3          44.6          37.4
------------------------------------------------------------------------------------------------
(1) Includes 4 transactions where consideration is not cash or stock.

Salomon Smith Barney has analyzed the terms of 220 minority acquisition transactions announced since 1984.

The median premium-to-market appears to vary little with form of consideration and stake held.

In 25% of announced transactions, target shareholders received a 1 month premium over 45% (vs. median premium of 26%)

                                                                             QWE

                                                                                                                       PROJECT HUSKY

OPERATING COMPARISONS - STATUTORY DATA

(U.S. Dollars in millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                   HARTFORD                 CNA                  AMERICAN
                          ALLSTATE       CHUBB     FINANCIAL  ST. PAUL   FINANCIAL     SAFECO    FINANCIAL MERCURY     T
                         CORPORATION  CORPORATION  SERVICES  COMPANIES  CORPORATION  CORPORATION   GROUP   GENERAL    CO.    AVERAGE
------------------------------------------------------------------------------------------------------------------------------------
STATUTORY FINANCIAL DATA
LOSS RATIO
          1998               70.1%       67.2%       72.9%      84.8%       81.6%       72.8%      82.7%     61.2%    73.2%   74.0%
          1997               72.6        66.1        74.0       72.2        77.1        72.0       73.4      63.7     72.0    71.5
          1996               78.3        68.3        92.2       77.2        76.3        71.6       74.8      67.7     86.2    77.0
          1995               77.9        66.7        77.4       71.8        77.7        70.8       74.8      68.8     91.5    75.3
          1994               87.7        67.9        75.3       73.0        87.3        73.7       70.9      69.5     88.2    77.0
          Average            77.3        67.2        78.4       75.8        80.0        72.2       75.3      66.2     82.2    75.0
EXPENSE RATIO
          1998               24.4%       33.0%       33.1%      33.2%       34.7%       30.4%      25.6%     27.0%    29.9%   30.2%
          1997               24.8        32.7        30.7       31.9        31.7        29.7       27.6      26.2     32.4    29.7
          1996               24.3        32.2        28.1       32.4        32.4        29.9       26.7      25.7     32.9    29.4
          1995               23.7        32.1        28.7       33.3        30.2        30.3       26.5      24.9     31.6    29.0
          1994               24.1        33.2        28.7       33.0        28.9        29.9       28.0      26.1     33.1    29.4
          Average            24.3        32.6        29.9       32.7        31.6        30.0       26.9      26.0     32.0    29.5
COMBINED RATIO
          1998               94.6%      100.2%      106.0%     118.0%      116.3%      103.2%     108.3%     88.2%   103.1%  104.2%
          1997               97.4        98.8       104.7      104.1       108.8       101.7      100.9      89.8    104.4   101.2
          1996              102.7       100.5       120.3      109.6       108.7       101.4      101.5      93.4    119.1   106.3
          1995              101.6        98.8       106.1      105.1       107.9       101.2      101.3      93.7    123.1   104.3
          1994              111.8       101.1       104.0      106.0       116.2       103.6       98.8      95.6    121.2   106.5
          Average           101.6        99.9       108.2      108.5       111.6       102.2      102.2      92.2    114.2   104.5
GROSS PREMIUMS WRITTEN
          1998            $19,446      $4,989      $5,895     $5,765     $10,078      $4,429     $3,183    $1,144   $9,401  $7,148
          1997             18,715       4,758       5,741      6,244       9,970       4,261      3,332     1,104    9,174   7,033
          1996             18,028       4,513       5,716      6,652      10,116       4,078      3,212       885    9,016   6,913
          1995             16,977       4,343       5,746      6,765      10,369       4,021      3,438       731    9,717   6,901
          1994             15,715       4,115       5,814      6,429      10,682       3,916      3,351       647   10,004   6,742
          Average          17,776       4,544       5,782      6,371      10,243       4,141      3,303       902    9,462   6,947
NEW PREMIUMS WRITTEN
          1998            $19,072      $4,779      $6,028     $5,962     $10,044      $4,257     $2,439    $1,144   $8,210  $6,882
          1997             18,260       4,813       5,904      6,412       9,861       4,100      2,832     1,086    7,905   6,797
          1996             17,791       4,217       5,842      6,760      10,084       3,914      2,766       854    7,436   6,629
          1995             17,506       3,813       5,764      6,250       9,350       3,879      3,070       699    7,766   6,455
          1994             16,284       3,567       5,746      5,702      10,338       3,759      3,094       615    8,123   6,359
          Average          17,783       4,238       5,857      6,217       9,936       3,982      2,840       880    7,888   6,624
NET INVESTMENT INCOME
          1998             $1,856        $693      $1,539     $1,256      $1,556        $496       $333       $90   $1,916  $1,082
          1997              1,911         693       2,136      1,313       1,815         517        326        80    2,033   1,203
          1996              1,924         645         900      1,256       1,616         517        358        72    1,835   1,014
          1995              1,594         559         822      1,192       1,679         549        361        67    1,712     948
          1994              1,511         581         731      1,150       1,821         515        319        60    1,530     913
          Average           1,759         634       1,226      1,234       1,697         519        339        74    1,805   1,032

                                                                             QWE

                                                                                                                       PROJECT HUSKY

OPERATING COMPARISONS - STATUTORY DATA

(U.S. Dollars in millions)
------------------------------------------------------------------------------------------------------------------------------------

                                                   HARTFORD                  CNA                 AMERICAN
                           ALLSTATE       CHUBB    FINANCIAL  ST. PAUL    FINANCIAL    SAFECO    FINANCIAL  MERCURY   T
                         CORPORATION  CORPORATION  SERVICES  COMPANIES  CORPORATION  CORPORATION   GROUP    GENERAL   CO.   AVERAGE
------------------------------------------------------------------------------------------------------------------------------------
STATUTORY FINANCIAL DATA
SURPLUS
          1998             $13,418       $2,788      $8,539     $3,934     $7,490      $3,347     $1,857     $770   $7,173   $5,480
          1997              12,961        2,555       7,727      4,096      7,081       3,152      1,921      682    6,276    5,161
          1996              11,025        2,463       4,071      3,835      6,397       3,129      1,663      597    5,505    4,298
          1995               9,416        2,267       3,785      3,599      5,741       2,872      1,590      515    5,324    3,901
          1994               6,539        1,877       3,247      3,465      4,879       2,483      1,569      442    4,716    3,246
          Average           10,672        2,390       5,474      3,786      6,318       2,997      1,720      601    5,799    4,417
NEW PREMIUMS WRITTEN / SURPLUS
          1998                1.42x        1.71x       0.71x      1.52x      1.34x       1.27x      1.31x    1.49x    1.14x    1.32x
          1997                1.41         1.88        0.76       1.57       1.39        1.30       1.47     1.59     1.26     1.40
          1996                1.61         1.71        1.44       1.76       1.58        1.25       1.66     1.43     1.35     1.53
          1995                1.86         1.68        1.52       1.74       1.63        1.35       1.93     1.36     1.46     1.61
          1994                2.49         1.90        1.77       1.65       2.12        1.51       1.97     1.39     1.72     1.84
          Average             1.76         1.78        1.24       1.65       1.61        1.34       1.67     1.45     1.39     1.54
LOSS RESERVES
          1998             $14,943       $8,470     $12,003    $13,933    $21,529      $3,961     $3,702     $386  $20,721  $11,072
          1997              15,524        8,086      11,963     13,629     22,105       4,124      3,475      386   21,386   11,186
          1996              15,289        7,305      11,794     13,772     22,731       4,254      3,397      312   21,804   11,184
          1995              15,291        7,236      10,571     12,615     24,155       4,402      3,394      275   21,646   11,065
          1994              14,642        6,661      10,312     12,426     24,820       4,508      3,275      248   20,698   10,843
          Average           15,138        7,552      11,329     13,275     23,068       4,250      3,449      321   21,251   11,070
LOSS RESERVES / SURPLUS
          1998                1.11x        3.04x       1.41x      3.54x      2.87x       1.18x      1.99x    0.50x    2.89x    2.06x
          1997                1.20         3.16        1.55       3.33       3.12        1.31       1.81     0.57     3.41     2.16
          1996                1.39         2.97        2.90       3.59       3.55        1.36       2.04     0.52     3.96     2.48
          1995                1.62         3.19        2.79       3.50       4.21        1.53       2.14     0.53     4.07     2.62
          1994                2.24         3.55        3.18       3.59       5.09        1.82       2.09     0.56     4.39     2.94
          Average             1.51         3.18        2.36       3.51       3.77        1.44       2.01     0.54     3.74     2.45
1998 NET PREMIUMS WRITTEN
          Personal Lines      62.8%        16.7%       27.1%       0.0%      12.1%       40.8%      35.3%    58.3%    30.2%    31.5%
          Commercial Lines    37.2         83.3        72.9      100.0      100.0        59.2       64.7     41.7     69.8     69.9
TOP LINES (percent of
  1998 NPW)              PA - 44.7    CP - 17.9   PA - 19.5  CP - 11.2  WC - 18.3   PA - 24.2  PA - 35.2 PA - 57.5 PA - 18.5
                         AP - 31.6    LI - 15.8   WC - 17.7  PA - 10.8  CP - 13.3   AP - 19.0  AP - 19.2 AP - 33.6 CP - 17.0
                         HO - 18.1    HO - 13.6   CP - 15.2  CA -  9.2  GH -  9.7   HO - 16.5  WC - 11.1 CA -  3.1 WC - 14.4
                         CP -  1.8    WC -  7.9   AP - 11.3  AP -  9.2  CA -  8.1   CP -  5.1  CP -  5.1 AP - 12.0
                         CA -  1.3    PA -  3.1   HO -  7.5  LI -  8.1  PA -  6.8   WC -  4.8  IM -  4.8 HO - 11.7

AP - Auto Physical            IM - Inland Marine
CA - Commercial Auto          LI - Liability
CP - Commercial Property      PA - Personal Auto
GH - Group Health             WC - Workers Compensation
HO - Homeowner

                                                                             QWE

                                                                                                                       PROJECT HUSKY

OPERATING COMPARISONS - GAAP DATA

(U.S. Dollars in millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                HARTFORD                   CNA                    AMERICAN
                      ALLSTATE       CHUBB      FINANCIAL  ST. PAUL     FINANCIAL      SAFECO    FINANCIAL  MERCURY    T
                    CORPORATION   CORPORATION   SERVICES   COMPANIES   CORPORATION   CORPORATION   GROUP    GENERAL   CO.    AVERAGE
------------------------------------------------------------------------------------------------------------------------------------
GAAP FINANCIAL DATA
RETURN ON EQUITY
     1999                  NA          NA         14.5%       NA             NA          5.1%        NA        NA      14.1%   11.3%
     1998                20.1%       12.5%        16.2      (1.4)%          3.2%         6.4        7.3%     20.7%     15.9    11.2
     1997                21.4        13.8         25.1      15.2           12.6          9.0       11.9      21.7      17.3    16.5
     1996                15.9         9.6         (2.1)     13.4           14.0         10.8       15.6      17.5       7.8    11.4
     1995                18.0        14.7         14.2      11.6           13.4         11.7         NA      17.7      13.6    14.3
     1994                 5.2        12.5         17.9      11.7            0.7         11.2         NA      14.6       N/A    10.5
     Average             16.1        12.6         14.3      10.1            8.8          9.0       11.6      18.4      13.7    12.7
RETURN ON TOTAL CAPITAL
     1999                  NA          NA         10.4%       NA             NA          3.4%        NA        NA      11.9%    8.6%
     1998                17.3%       11.3%        11.0      (1.1)%          2.3%         3.9        5.4%     17.8%     11.9     8.9
     1997                17.9        12.7         15.5      11.1            8.6          5.1        8.6      17.9      12.5    12.2
     1996                14.0         7.8         (1.5)     10.3            9.8          8.2       11.2      14.8       4.5     8.8
     1995                13.7        10.9          9.8       7.6            7.8          7.9         NA      15.3      11.6    10.6
     1994                 5.2         9.6         16.7       9.0            0.7          9.3         NA      13.7       7.3     8.9
     Average             13.6        10.5         10.3       7.4            5.8          6.3        8.4      15.9      10.0     9.8
NET OPERATING INCOME
     1999              $2,082        $565       $1,235      $799          $(145)        $176       $150      $141    $1,915    $769
     1998               2,573         641        1,475       509           (152)         320        159       140     1,837     833
     1997               2,429         701        1,335       997            488          366        145       118     1,752     926
     1996               1,600         434         (318)      840            578          380        175        68       487     472
     1995               1,587         584          742       768            463          357        138        49       551     582
     1994                 268         473          852       728            187          289         NA        36       210     380
     Average            1,757         566          887       773            237          315        153        92     1,125     656
EARNINGS GROWTH
     1999               (17.4)%     (12.1)%      (15.1)% 1,034.4%        (146.1)%      (28.1)%     14.0%    (24.7)%    (5.0)%  88.9%
     1998                 6.1        (8.1)       (23.8)   (109.6)         (70.8)       (18.2)     (35.4)     13.6       8.7   (26.4)
     1997                49.6        50.1           NM      26.7            0.1         (2.1)     (17.6)     47.8     216.1    46.4
     1996                 9.0       (26.4)      (117.7)     40.7           27.5         10.0        7.4      17.1      (6.7)   (4.3)
     1995               293.4        31.8        (13.2)     17.6             NM         26.9         NA      36.2     122.9    73.7
     1994               (62.8)       63.0         19.9       3.5          (86.5)       (26.7)        NA     (31.1)      N/A   (17.2)
     Average             46.3        16.4        (30.0)    168.9          (55.2)        (6.3)      (7.9)      9.8      67.2    23.2
ASSETS
     1999                  NA          NA     $167,051        NA             NA      $30,573         NA        NA   $50,257 $82,627
     1998             $87,691     $20,746      150,632   $38,323        $62,359       30,892    $15,845    $1,877    51,274  51,071
     1997              80,918      19,616      131,743    37,359         61,675       29,468     15,755     1,726    50,682  47,660
     1996              74,508      19,939      108,840    35,146         60,455       19,918     15,051     1,420    49,779  42,784
     1995              70,029      19,636       93,855    33,238         60,360       18,768     15,845     1,082    24,062  37,431
     1994              60,988      17,761       76,765    30,200         44,320       15,902         NA       912    22,481  33,666
     Average           74,827      19,540      121,481    34,853         57,834       24,253     15,624     1,403    41,423  43,471

                                                                             QWE

                                                                                                                       PROJECT HUSKY

OPERATING COMPARISONS - GAAP DATA

(U.S. Dollars in millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                  HARTFORD                   CNA                  AMERICAN
                       ALLSTATE        CHUBB      FINANCIAL  ST. PAUL     FINANCIAL     SAFECO    FINANCIAL  MERCURY  T
                      CORPORATION   CORPORATION   SERVICES   COMPANIES   CORPORATION  CORPORATION   GROUP    GENERAL  CO.   AVERAGE
------------------------------------------------------------------------------------------------------------------------------------
GAAP FINANCIAL DATA
EQUITY
     1999                   NA            NA         5466         NA           NA        $4,294        NA        NA  $8,941  $6,234
     1998              $17,240        $5,644       $6,423     $6,621       $9,157         5,576    $1,716      $917   9,125   6,935
     1997               15,610         5,657        6,085      6,591        8,309         5,462     1,663       800   7,777   6,439
     1996               13,452         5,463        4,520      5,631        7,060         4,115     1,554       641   6,480   5,435
     1995               12,680         5,263        4,702      5,342        6,736         3,983     1,440       565   3,601   4,923
     1994                8,426         4,247        3,184      3,675        4,546         2,830        NA       457   2,581   3,743
     Average            13,482         5,255        5,063      5,572        7,162         4,377     1,593       676   6,418   5,511
DEBT / TOTAL CAPITALIZATION
     1999                   NA            NA         26.6%        NA           NA          36.7%       NA        NA    12.2%   25.2%
     1998                  9.2%          9.7%        23.8       18.0%        25.7%         33.6      25.6%      7.8%   15.1    18.7
     1997                  9.8           6.6         23.1       18.5         25.9          30.0      25.9       8.6    17.1    18.4
     1996                  9.3          16.4         23.4       18.6         28.1          23.1      25.0      10.5    19.7    19.3
     1995                  8.8          17.9         17.9       20.5         31.0          21.1      38.0       4.2     0.0    17.7
     1994                  9.3          23.2         17.6       25.3         16.7          15.9        NA       5.2     0.0    14.2
     Average               9.3          14.8         22.1       20.2         25.5          26.7      28.6       7.3    10.7    18.3
LOSS RATIO
     1999                   NA          70.3%        71.7%        NA           NA            NA       NA       66.4%   73.0%   70.4%
     1998                 70.4%         66.3         70.4       82.1%        80.8%         72.8%     74.2%     61.0    73.5    72.4
     1997                 71.7          64.5          N/A       71.1         77.1          69.6      73.5      63.5    73.2    70.5
     1996                 78.9          66.2          N/A       73.2         76.4          69.5      75.0      66.5    83.5    73.6
     1995                 78.1          64.7          N/A       72.2         77.9          70.6      74.8      67.6    78.2    73.0
     1994                 88.0          67.0          N/A       72.5         81.9          74.4        NA      68.1    90.2    77.4
     Average              77.4          66.5         71.1       74.2         78.8          71.4      74.4      65.5    78.6    73.1
EXPENSE RATIO
     1999                   NA          32.5%        31.0%        NA           NA            NA        NA      26.8%   28.3%   29.7%
     1998                 22.8%         33.5         32.9       34.1%        32.8%         29.5%     28.3%     26.6    29.4    30.0
     1997                 22.3          32.4          N/A       32.7         31.3          28.5      27.7      25.1    29.6    28.7
     1996                 21.6          32.1          N/A       31.9         30.9          28.1      27.4      24.4    31.3    28.5
     1995                 22.3          32.1          N/A       31.1         29.4          28.4      26.1      24.4    26.4    27.5
     1994                 23.3          32.5          N/A       32.0         28.3          28.2        NA      25.2    26.2    28.0
     Average              22.5          32.5         32.0       32.4         30.5          28.6      27.4      25.4    28.5    28.9
COMBINED RATIO
     1999                 97.4%        102.8%       102.7%        NA        117.9%           NA        NA      93.2%  101.3%  102.6%
     1998                 93.2          99.8        103.3      116.2%       113.6         102.3%    102.5%     87.6   102.9   102.4
     1997                 94.0          96.9        102.3      103.8        108.4          98.1     101.2      88.6   102.8    99.6
     1996                100.5          98.3        105.2      105.1        107.3          97.6     102.4      90.9   114.8   102.5
     1995                100.4          96.8        104.5      103.3        107.3          99.0     100.9      92.0   104.6   101.0
     1994                111.3          99.5        102.5      104.5        110.2         102.7        NA      93.3   116.4   105.0
     Average              99.5          99.0        103.4      106.6        110.8          99.9     101.8      90.9   107.1   102.1
SUPPLEMENTARY DATA
     A.M. Best Rating       A+           A++           A+         A+            A            A+         A        A+      A+
     S&P Rating             A+           AA+            A         A+          BBB            A-      BBB+       N/R      A+
     Moody's Rating         A1           Aa3           A2         A1         Baa1            A3      Baa2       N/R      A1
GEOGRAPHIC DISTRIBUTION
     Domestic            100.0%         86.0%        95.6%      91.3%        94.8%        100.0%    100.0%    100.0%  100.0%
     International         0.0          14.0          4.4        8.7          5.2           0.0       0.0       0.0     0.0

                                                                             QWE